Supplement to the
Fidelity Advisor

Focus Funds®Class A, Class T, Class B, and Class C
September 28, 2000 Prospectus

Effective December 31, 2000, the following information replaces similar information found in the "Fund Management" section on P-26.

Pratima Abichandani is manager of Fidelity Advisor Cyclical Industries Fund, which she has managed since December 2000. Since joining Fidelity in 1996, Ms. Abichandani has worked as a research analyst.

AFOC-00-04 December 15, 2000
1.480125.114

Supplement to the Fidelity Advisor

Focus Funds®

Institutional Class
September 28, 2000 Prospectus

Effective December 31, 2000, the following information replaces similar information found in the "Fund Management" section on P-23.

Pratima Abichandani is manager of Fidelity Advisor Cyclical Industries Fund, which she has managed since December 2000. Since joining Fidelity in 1996, Ms. Abichandani has worked as a research analyst.

AFOCI-00-04 December 15, 2000
1.479771.112